FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

ACT OF 1934

Date of Report (date of earliest event reported): August 3, 2004

Friedman, Billings, Ramsey Group, Inc.

(Exact name of Registrant as specified in its charter)

Virginia	54-1873198	000-50230
(State or other jurisdiction of Identification No.)	(I.R.S. Employer incorporation or organization)	(Commission File Number)

1001 Nineteenth Street

North Arlington, VA 22209

(Address of principal executive offices) (Zip code)

(703) 312-9500

(Registrant’s telephone number including area code)

Item 12.  Results of Operations and Financial Condition

1.  On August 3, 2004, Friedman, Billings, Ramsey Group, Inc. issued a press release announcing its earnings for the Second Quarter 2004. The entire text of that press release is being furnished herewith and attached as Exhibit 99.1.

2.  On August 4, 2004, Friedman, Billings, Ramsey Group, Inc. held a conference call to discuss its earnings for the Second Quarter 2004. The script of that conference call is being furnished herewith and attached as Exhibit 99.2.

EXHIBITS

99.1	Press release dated August 3, 2004.
99.2	Conference call script dated August 4, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

Date: August 4, 2004	By:	/s/ Emanuel J. Friedman
Emanuel J. Friedman Co-Chairman and Co-Chief Executive Officer